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                                                                  EXHIBIT 10D(1)


                           FIRST AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 19, 2001 ("this Amendment"), by and among NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of December 20, 2000 (the "Credit Agreement").

         B. The Borrower, NCI and Jeffrey A. Lusenhop ("Lusenhop") have entered into, and consummated the transactions contemplated by, that certain Purchase Agreement dated as of January 1, 2001 among them (the "Connaissance Sale Agreement") whereunder, among other things, NCI has sold to Lusenhop all of its member interests in Connaissance Consulting, LLC, a Minnesota limited liability company ("Connaissance").

         C. Prior to the date of this Amendment, (i) the Agent has received the sum of $3,000,000 from the proceeds of the transactions consummated pursuant to the Connaissance Sale Agreement, which amount the Agent has applied in the manner set forth in Section 2.6(c) of the Credit Agreement and (ii) the Agent has executed and delivered to the Borrower UCC-3 financing statements (A) terminating the UCC-1 financing statements filed by the Agent with respect to Connaissance and (B) amending the UCC-1 financing statement filed by the Agent with respect to NCI's Pledge Agreement to release the Agent's security interest in the member interests in Connaissance pledged by NCI thereunder.

         D. NCI and Ericsson, Inc. ("Ericsson") have entered into, and consummated the transactions contemplated by, the following documents among them, each dated as of December 29, 2000 (the "Ericsson Purchase Documents"):
(i) Amended and Restated Asset Purchase Agreement, (ii) Administrative and Back Office Service Agreement, (iii) MD110 Contracts Back-to-Back Agreement and (iv) Shared Office Rental Agreement. Further, NCI has executed and delivered to Ericsson its Promissory Note in the amount of $1,981,384 dated as of December 29, 2000 (the "Ericsson Note") and an Amended and Restated Security Agreement dated as of January 16, 2001 (collectively with the Ericsson Note and the Ericsson Purchase Documents, the "Ericsson Documents"). Under the Ericsson Documents, NCI purchased certain assets from Ericsson and agreed to grant to Ericsson a security interest in certain of such assets to secure a loan by Ericsson to NCI to finance a portion of the purchase price thereof.

         E. The Borrower has requested that the Banks (i) consent to the Connaissance Sale Agreement and the transactions consummated thereby, (ii) consent to the Ericsson Documents and the transactions consummated thereby and
(iii) agree to amend certain provisions of, and waive certain Events of Default under, the Credit Agreement as set forth in this Amendment.



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         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

         Section 2. Amendments to Credit Agreement. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Amended Definitions. Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Guarantors" and "Security Documents" as they appear therein and substituting in lieu thereof the following definitions in the appropriate alphabetical order:

                           "Connaissance Notes": Collectively, (a) that certain
                  Promissory Note dated January 31, 2001 made by Jeffrey A. Lusenhop in favor of NCI in the amount of $1,000,000, and (b) that certain Promissory Note dated January 31, 2001 made by Jeffrey A. Lusenhop in favor of NCI in the amount of $12,000,000.

                           "Connaissance Note Collateral": Collectively, (a) the
                  Connaissance Notes and the instruments and other agreements evidencing the Connaissance Notes, and all interest, cash, instruments, agreements and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Connaissance Notes, (b) any and all collateral security (including the Subordinated Connaissance Note) now or hereafter securing all or any items of the Connaissance Notes, and all agreements granting such security, and all rights, remedies, powers and privileges of NCI under all of the foregoing, and (c) all proceeds of any and all of the foregoing (including proceeds that constitute property of types described above in this definition).

                           "Connaissance": Connaissance Consulting, LLC, a
                  Minnesota limited liability company.

                           "Guarantors": Norstan Financial Services, Inc., a
                  Minnesota corporation; Norstan Communications, Inc., a Minnesota corporation; Norstan Network Services, Inc., a Minnesota corporation; Norstan International, Inc., a Minnesota corporation; Norstan-UK Limited, a corporation incorporated in London, England; Norstan Consulting Holding Company, a Minnesota corporation; Norstan Consulting, Inc., a Minnesota corporation; Norstan Canada, Ltd., a Canadian corporation; Vibes Technologies, Inc., a Minnesota corporation; Norstan Canada, Inc. a Minnesota corporation; Norstan Information Systems, Inc., a Minnesota corporation; and Norstan Network Services of New Hampshire, Inc., a New Hampshire corporation.

                           "Pledge Agreements": Collectively, the separate
                  Pledge Agreements of the Borrower, Norstan Canada, NCI, Norstan Network Services, Inc. and Norstan



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                  Consulting Holding Company pursuant to which the Agent has been granted, for the benefit of the Banks, a security interest in the capital stock (or the equivalent) of certain direct and indirect Subsidiaries of the Borrower, as any of the same may be amended, supplemented, extended, restated or otherwise modified from time to time.

                           "Security Documents": The Guaranties, the Security
                  Agreements, the Pledge Agreements, any collateral assignment documents executed and delivered by the Borrower or any Subsidiary under Section 3.1(a)(xv) and any other documents or instruments executed and delivered in connection with any of the forgoing.

                           "Subordinated Connaissance Note": Senior Subordinated
                  Promissory Note made by Connaissance in favor of NCI in the amount of $9,953,931.00.

                  (b) Connaissance Note Collateral. The following new Section
         5.16 of the Credit Agreement is added immediately following Section
         5.15 of the Credit Agreement:

                           Section 5.16 Connaissance Note Collateral.

                                    (a) The Borrower acknowledges and confirms,
                           and shall cause NCI to acknowledge and confirm, that the Connaissance Note Collateral constitutes "Collateral" under and within the meaning of NCI's Security Agreement. Except as the Agent may otherwise agree, the Borrower shall cause all certificates, instruments and other agreements representing or evidencing Connaissance Note Collateral received by the Borrower or any Subsidiary to be delivered to the Agent promptly upon receipt thereof. All such certificates, instruments and agreements shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Neither the Borrower nor any Subsidiary shall forgive, cancel, compromise, modify, amend or extend the time for payment of, or waive any default under, any of the Connaissance Note Collateral, or modify or amend, or waive any default under any agreement with respect to the Connaissance Note Collateral, or consent to or acquiesce in any of the foregoing, without in each case the prior written consent of the Banks.

                                    (b) Notwithstanding whether an Event of
                           Default has occurred, any and all cash paid, payable or otherwise distributed in respect of principal of, or in exchange for, any Connaissance Note Collateral, shall be applied, and shall be forthwith delivered to the Agent to apply, to the Obligations in the manner set forth in Section 2.6(c) hereof and shall, if received by the Borrower or any Subsidiary, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Borrower or such Subsidiary, and be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement or



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                           assignment). Notwithstanding the forgoing, upon the
                           occurrence of an Event of Default and at any time during the continuance thereof, the Agent may take any action with respect to the Connaissance Note Collateral specified in Section 20 of NCI's Security Agreement or otherwise.

                                    (c) The provisions of this Section 5.16
                           shall supplement, and be cumulative of, NCI's Security Agreement.

                  (c) Sales of Assets. Sections 6.2(d) and 6.2(e) of the Credit Agreement are each amended by (i) deleting the references to the clause "Section 6.13(d)" as they appear therein and replacing each such reference with the clause "Section 6.13(b)" and (2) inserting the clause ", and the residual interest of the equipment leased under," immediately following the clause "total present value of the rental streams under" as such clause appears in each such section.

                  (d) Investments. The following new Section 6.10(r) of the Credit Agreement is added immediately following Section 6.10(q) of the Credit Agreement:

                           (r) The Connaissance Notes.

                  (e) Liens. Section 6.12(l) of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           (l) Purchase money Liens granted by NCI to Ericsson,
                  Inc. against inventory sold by Ericsson, Inc. to NCI pursuant to the Ericsson Acquisition Documents, provided that that certain Intercreditor Agreement dated as of the date of the First Amendment hereto between Ericsson, Inc. and the Agent remains unmodified and in full force and effect and has not been repudiated by NCI or Ericsson, Inc.

                           (m) Purchase money Liens granted by NCI to Ericsson
                  Webcom, Inc. against inventory sold by Ericsson Webcom, Inc. to NCI, provided that that certain Intercreditor Agreement dated as of the date of the First Amendment hereto between Ericsson Webcom, Inc. and the Agent remains unmodified and in full force and effect and has not been repudiated by NCI or Ericsson Webcom, Inc.

                  (f) Events of Default. Section 7.1(c) of the Credit Agreement is amended by deleting the clause "or 5.15" as it appears therein and substituting in lieu thereof the clause ", 5.15 or 5.16".

         Section 3. Consent; Waiver of Events of Default and Termination of Connaissance Security Documents. Upon the satisfaction of the conditions set forth in Section 5 below:

                  (a) Each Bank and the Agent (i) hereby consents to the execution and delivery by the Borrower and NCI of the Connaissance Sale Agreement and the consummation of the transactions contemplated thereby and (ii) hereby waives any default or Event of



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         Default arising under Sections 4.10, 4.19, 6.1, 6.2, 6.10, 6.14,
         7.1(k), 7.1(m) or 7.1(o) of the Credit Agreement (the "Existing Connaissance Defaults") due to the matters specified in the forgoing clause (i). Further, each Bank and the Agent (x) hereby consents to the execution and delivery by NCI of the Ericsson Documents and the consummation of the transactions contemplated thereby, (y) hereby waives any default or Event of Default arising under Sections 6.10(q), 6.11(l) or 6.12(l) of the Credit Agreement (collectively with the Existing Connaissance Defaults, the "Existing Defaults") due to the matters specified in the foregoing clause (x) and (z) agrees that the purchase price paid by NCI in connection with the Ericsson Documents shall not constitute a "Capital Expenditure" for purposes of Section
         6.8 of the Credit Agreement. The Banks' and the Agent's consents and waivers set forth in the forgoing two sentences are limited to the specific terms thereof, and nothing herein shall be deemed a waiver by the Banks or the Agent of any other term, condition, representation or covenant applicable to the Borrower or any Guarantor under the Loan Documents (including but not limited to any future occurrence similar to the Existing Defaults). The waivers by the Banks and the Agent set forth this subparagraph shall not constitute a waiver by the Banks or the Agent of any other Default or Event of Default, if any, under any Loan Document, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

                  (b) The Guaranty of Connaissance and the Security Agreement of Connaissance are each hereby terminated for all purposes.

                  (c) Schedule I attached to NCI's Pledge Agreement is hereby amended to read as set forth on Exhibit A to this Amendment. Except as amended by this Amendment, NCI's Pledge Agreement shall remain unmodified and in full force and effect.

                  (d) The Borrower acknowledges that the Ericsson Documents constitute the "Ericsson Acquisition Documents" under and within the meaning of that term set forth in the Credit Agreement.

         Section 4. Representations and Warranties of the Borrower. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

                  (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result



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         from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of the Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);

                  (d) as of the date hereof, no Default or Event of Default has occurred which either (a) is continuing or (b) has not been waived by the Agent and the Banks as set forth in Section 3 of this Amendment; and

                  (e) all the representations and warranties contained in
         Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

                  (f) (i) the Borrower has furnished to the Agent true, complete and accurate copies of the Connaissance Sale Agreement, the Connaissance Note Collateral, and all exhibits, schedules and ancillary documents related thereto, (ii) the documents specified in the forgoing clause (i), (A) constitute the entire agreement between the Borrower, NCI and the other parties thereto with respect to the subject matter thereof and (B) have not been amended, terminated or otherwise modified and remain in full force and effect and (iii) the transactions contemplated by the Connaissance Sale Agreement have been consummated.

         Section 5. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of January 31, 2001 when each and every one of the following conditions shall have been satisfied:

                  (a) The Agent shall have received executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks.

                  (b) The Agent shall have received from the Guarantors a Consent and Agreement of Guarantors in the form of Exhibit B hereto (the "Guarantor Agreements") duly completed and executed by each Guarantor.

                  (c) The Agent shall have received the Intercreditor Agreement in the form of Exhibit C hereto, duly completed and executed by Ericsson and NCI.

                  (d) The Agent shall have received the Intercreditor Agreement in the form of Exhibit D hereto, duly completed and executed by Ericsson Webcom, Inc.



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                  (e) The Agent shall have received all certificates,
         instruments and other agreements representing or evidencing the Connaissance Note Collateral, together with duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

                  (f) The Agent shall have received a Guaranty and a Security Agreement for Norstan Information Systems, Inc. ("NIS") in the form prescribed by the Agent, each duly executed by NIS.

                  (g) The Agent shall have received a complete copy of the Bylaws of each of Norstan Communications, Inc., Norstan Consulting Holding Company and Norstan Canada, Inc.

                  (h) The Agent shall have received such other documents or instruments reasonably deemed necessary by the Agent.

         Section 6. Affirmation; Reaffirmation. The Agent, each Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and each Bank that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under the Borrower's Security Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the Obligations are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. General.

                  (a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Agent harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.



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                  (d) This Amendment shall be governed by, and construed in
         accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                       NORSTAN, INC.


                                       By /s/ Robert J. Vold
                                         ---------------------------------------
                                          Its Treasurer


                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as a Bank and as Agent


                                       By /s/ David C. Larsen
                                         ---------------------------------------
                                          Its VP


                                       HARRIS TRUST AND SAVINGS BANK


                                       By /s/ Lauren M. Powers
                                         ---------------------------------------
                                          Its Officer


                                       M&I MARSHALL & ILSLEY BANK


                                       By /s/ John W. Howard
                                         ---------------------------------------
                                          Its VP


                                       By /s/ Jeffrey P. Norton
                                         ---------------------------------------
                                          Its VP


                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION


                                       By /s/ William J. Kennedy
                                         ---------------------------------------
                                          Its VP




  [Signature Page to First Amendment to Amended and Restated Credit Agreement]


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